[OBJECT OMITTED]

           1110 Maple Street, P.O. Box 300 - Elma, New York 14059-0300
                         716-655-5990 FAX 716-655-6012




DR. NICHOLAS D. TRBOVICH
    CHAIRMAN AND PRESIDENT



                                  June 11, 2004

Dear Fellow Shareholder:


     The Annual Meeting of Shareholders will take place on July 2, 2004 at 2:30 p.m. at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. You are cordially invited to attend.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon during the meeting. The meeting will also include a report on the state of Servotronics, Inc.'s business.

     To ensure your representation at the meeting, even if you are unable to attend, please sign the enclosed Proxy Card and return it in the postage paid envelope.

     If you have any questions in regard to completing your proxy, please call our Treasurer, Lee D. Burns at (716) 655-5990.

     Your continued interest and support is very much appreciated.

                                                     Sincerely,



                                                     DR. NICHOLAS D. TRBOVICH

                               SERVOTRONICS, INC.
                                1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                    NOTICE OF
                        2004 ANNUAL SHAREHOLDERS' MEETING

To the Shareholders:

     Notice is hereby given that the 2004 Annual Meeting of the Shareholders of Servotronics, Inc. (the "Company") will be held at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (Off Maple
Road), Amherst, New York 14226, on Friday, July 2, 2004 at 2:30 p.m., Buffalo time, for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 28, 2004 are entitled to notice of and to vote at the meeting or any adjournments thereof.




                                           DR. NICHOLAS D. TRBOVICH
                                           CHAIRMAN OF THE BOARD,
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: June 11, 2004




--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                                                   June 11, 2004

                               SERVOTRONICS, INC.
                                1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 2, 2004

     The following information is furnished in connection with the Annual Meeting of Shareholders of SERVOTRONICS, INC. (the "Company") to be held on July 2, 2004 at 2:30 p.m., Buffalo time, at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2003 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained without charge from the Company's Treasurer, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. This Proxy Statement and proxy card are first being mailed to shareholders on or about June 11, 2004.


                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Treasurer of the Company a written revocation or duly executed proxy bearing a later date. The proxy may be revoked by a shareholder attending the meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of mails, proxies may be solicited by employees of the Company (who will receive no additional compensation therefor) personally or by telephone or other electronic communications, and arrangements may be made with banks, brokerage houses and other institutions, nominees and/or fiduciaries to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained the services of InvestorCom, Inc. 800 Third Avenue, 17th Floor, New York, New York 10022, to assist in the solicitation of proxies and will pay that firm a fee of approximately $3,000 plus expenses.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares entitled to vote has been fixed at the close of business on May 28, 2004. On such date there were outstanding 2,492,901 shares of common stock of the Company, $.20 par value ("Common Stock"), entitled to one vote each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists the persons that owned beneficially, as of May 12, 2004, more than five percent of the outstanding Common Stock of the Company, based on the Company's records. Unless otherwise stated, each person has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

         NAME AND ADDRESS OF                AMOUNT AND NATURE OF     PERCENT OF
          BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP      CLASS (1)
          ----------------                  --------------------      ---------

       Servotronics, Inc. Employee.
         Stock Ownership Trust (2)               836,971 (2)            33.6%
       1110 Maple Street
       P.O. Box 300 Elma, New York 14059

       Dr. Nicholas D. Trbovich                  554,605 (3)            20.8%
       1110 Maple Street
       P.O. Box 300 Elma, New York 14059

       Harvey Houtkin (4)                        352,088 (4)            14.1%
       160 Summit Avenue
       Montvale, New Jersey 07645
--------------------

(1) Percent of class is based upon 2,492,901 shares of common stock outstanding as of May 12, 2004 plus, in the case of Dr. Trbovich, the shares underlying his stock options, all of which are presently exercisable.

(2) The trustees of the Servotronics, Inc. Employee Stock Ownership Trust--Nicholas D. Trbovich, Jr., Lee D. Burns and Raymond C. Zielinski -- direct the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the trustees may direct the vote of that participant's shares. As of May 12, 2004, approximately 391,646 shares have been allocated to the accounts of participants and approximately 445,325 shares (17.9% of the shares outstanding) remain unallocated.

(3) This amount includes (i) 32,309 shares held by a charitable foundation for which Dr. Trbovich serves as a trustee; (ii) an option to acquire 170,600 shares; and (iii) approximately 42,974 shares allocated to Dr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan. This amount does not include the shares beneficially owned by certain of Dr. Trbovich's relatives.

(4) Based on a statement on Schedule 13D, as last amended on February 12, 2004, filed by Mr. Houtkin with the Securities and Exchange Commission. According to Mr. Houtkin's statement, he has sole voting and investment power with respect to 190,000 shares and shared voting and investment power with respect to 162,088 shares. Mr. Houtkin disclaims beneficial ownership in additional shares owned by other members of his family.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 12, 2004, information as to the beneficial ownership of shares of common stock of the Company held by each director and by all directors and officers as a group (each individual listed in the following table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by that person, except as otherwise indicated):

               NAME OF                                       AMOUNT AND NATURE OF          PERCENT OF
          BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP           CLASS (1)
          ----------------                                   --------------------           ---------
       Dr. Nicholas D. Trbovich                                     554,605 (2)               20.8%
       Nicholas D. Trbovich, Jr.                                    124,520 (3)                4.8%
       Donald W. Hedges                                              66,336 (4)                2.6%
       Dr. William H. Duerig                                         65,193 (5)                2.6%
       Raymond C. Zielinski                                          54,753 (6)                2.2%
       Lee D. Burns                                                  49,895 (7)                2.0%
       All directors and executive officers as a group            1,360,627 (8)(9)            46.36%
--------------------

(1) Percent of class is based upon 2,492,901 shares of common stock outstanding as of May 12, 2004 plus the number of shares subject to stock options held by the indicated person or group.

(2) See note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(3) This amount includes 87,800 shares which Mr. Trbovich, Jr. has the right to acquire under stock options which are currently exercisable and approximately 20,906 shares allocated to Mr. Trbovich, Jr.'s account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the Servotronics, Inc. Employee Stock Ownership Trust (the "ESOT") as to which Mr. Trbovich, Jr. serves as one of three trustees. See note (8) below and the table in "Security Ownership of Certain Beneficial Owners."

(4) This amount includes 61,600 shares which Mr. Hedges has the right to acquire under stock option plans all of which are currently exercisable. Mr. Hedges has sole voting and investment power with respect to 4,261 shares and shared voting and investment power with respect to 475 shares.

(5) This amount includes 61,600 shares which Dr. Duerig has the right to acquire under a stock option plan all of which are currently exercisable. Dr. Duerig has sole voting with respect to 3,593 shares.

(6) This amount includes 30,300 shares which Mr. Zielinski has the right to acquire under stock options which are currently exercisable and approximately 16,126 shares allocated to Mr. Zielinski's account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the ESOT as to which Mr. Zielinski serves as one of three trustees. See note (8) below and the table in "Security Ownership of Certain Beneficial Owners."

(7) This amount includes 30,300 shares which Mr. Burns has the right to acquire under stock options which are currently exercisable and approximately 6,423 shares allocated to Mr. Burns' account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the ESOT as to which Mr. Burns serves as one of three trustees. See note (8) below and the table in "Security Ownership of Certain Beneficial Owners."

(8) Includes unallocated shares held by the ESOT over which certain officers, as trustees of the ESOT, may be deemed to have voting power, as well as shares allocated to the accounts of all officers as a group under the related plan. See the table in "Security Ownership of Certain Beneficial Owners" and note (2) thereto.

(9)  See notes (2) through (7) above.

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                      POSITION WITH THE COMPANY AND PRINCIPAL
                                        OCCUPATION AND BUSINESS EXPERIENCE
         NAME                 AGE             FOR PAST FIVE YEARS
         ----                 ---    -----------------------------------------

Dr. Nicholas D. Trbovich      69      See table under "Election of Directors."
Nicholas D. Trbovich, Jr.     44      See table under "Election of Directors."
Raymond C. Zielinski          59      Vice President since 1990.
Lee D. Burns                  62      Treasurer and Secretary and Chief
                                      Financial Officer since 1991.

     Nicholas D. Trbovich, Jr. is the son of Dr. Nicholas D. Trbovich. There are no other family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     DIRECTORS' FEES. Under the Company's standard compensation arrangements with directors who are not employees, they are paid a yearly director's fee of $10,000 plus a per meeting fee of $650 and reimbursement of actual expenses for attendance at Board meetings. Directors who are also employees do not receive the director's and/or meeting fees. Members of the Audit Committee of the Board are paid a yearly Audit Committee fee of $2,500 plus a per-meeting fee of $450 and reimbursement of actual expenses for attendance at Audit Committee meetings.

     COMPENSATION TABLE. The following table shows the compensation paid by the Company to each executive officer of the Company whose total salary and bonus from the Company and its subsidiaries exceeded $100,000 during any of the last three fiscal years (the "Named Officers").

                                                                                          LONG TERM
                                                       ANNUAL COMPENSATION              COMPENSATION
                                              --------------------------------------    ------------
                                                                                           AWARDS
                                                                                           ------
                                                                              OTHER      SECURITIES
                                                                             ANNUAL      UNDERLYING       ALL OTHER
           NAME AND                                                          COMPEN-       OPTIONS         COMPEN-
      PRINCIPAL POSITION            YEAR      SALARY        BONUS(1)        SATION(2)  (NO. OF SHARES)    SATION(3)
      ------------------            ----      ------        --------        ---------  ---------------    ---------
    Dr. Nicholas D. Trbovich        2003    $  359,579           --             --         50,000         $  34,886
      Chairman, President and       2002       347,419      $  15,000           --           --              45,620
      CEO                           2001       337,301         30,000           --         45,000            44,002
    Raymond C. Zielinski            2003    $  134,263          --              --          9,000         $   3,409
      Vice President                2002       129,308      $   6,500           --           --               4,414
                                    2001       120,423         10,000           --          8,000            12,269
    Nicholas D. Trbovich, Jr.       2003    $  139,446          --              --         27,000         $  13,848
      Director, Vice President      2002       129,308      $   6,500           --           --              19,885
                                    2001       120,423         10,000           --         24,000            14,699
    Lee D. Burns                    2003    $  122,809          --              --          9,000         $  12,569
      Treasurer, Secretary, CFO     2002       118,532      $   6,500           --           --                 712
                                    2001       110,327         10,000           --          8,000             6,834
-------------------

(1) The "Bonus" column of the compensation table above includes discretionary incentive payments authorized by the Board of Directors and paid in the year indicated in the table. No bonuses were paid in the year 2003.
     Discretionary payments authorized for 2004 will be included in the compensation table for 2004 to the extent they are paid in that year. The Board of Directors has made no commitment for incentive payments in subsequent years.

(2) The values of perquisites and other personal benefits are not shown on the table because the aggregate amount of such compensation (if any) for each year shown did not exceed 10% of the Named Officer's annual salary and bonus for that year.

(3) All Other Compensation for 2003 includes (i) an allocation of 1,378 shares, 940 shares, and 1,020 shares for Dr. Trbovich, Mr. Zielinski and Mr. Trbovich, Jr., respectively, of common stock of the Company under the Servotronics, Inc. Employee Stock Ownership Plan valued as of November 30, 2003 (the date of the allocation) at the closing price on the American Stock Exchange on that date of $3.10 per share; (ii) $4,350, $494, $118, and $747 to Dr. Trbovich, Mr. Zielinski, Mr. Trbovich, Jr. and Mr. Burns, respectively, for life insurance; and (iii) $26,265, $10,570, and $11,822 paid to Dr. Trbovich, Mr. Trbovich, Jr. and Mr. Burns, respectively, for untaken vacation pursuant to a policy that is generally applicable to all employees of the Company; these amounts reflect accrued vacation earned and expensed by the Company prior to when the payments were received.

       OPTION GRANTS. The following tables give information with respect to stock options granted to, exercised or owned by the Named Officers during 2003.


                        OPTION GRANTS IN LAST FISCAL YEAR
                        ---------------------------------
                               (INDIVIDUAL GRANTS)

                                     NUMBER OF         PERCENT OF TOTAL
                                    SECURITIES           OPTIONS/SARS
                                    UNDERLYING            GRANTED TO
                                   OPTIONS/SARS            EMPLOYEES             EXERCISE OF          EXPIRATION
          NAME OF OFFICER           GRANTED (#)         IN FISCAL YEAR        BASE PRICE ($/SH)          DATE
          ---------------           -----------         --------------        -----------------          ----

Dr. Nicholas D. Trbovich              50,000 (1)             45.9%                  $2.045             4/10/13
Raymond C. Zielinski                   9,000 (2)              8.3%                  $2.045             4/10/13
Nicholas D. Trbovich, Jr.             27,000 (1)             24.8%                  $2.045             4/10/13
Lee D. Burns                           9,000 (2)              8.3%                  $2.045             4/10/13
-------------------

    (1) Exercisable on October 11, 2003
    (2) Exercisable on April 11, 2004

     OPTION EXERCISES AND FISCAL YEAR END VALUES. No Named Officer exercised options during 2003. The following table shows information with respect to the value of unexercised options held by the Named Officers as of December 31, 2003. Valuation calculations for unexercised options are based on the closing price ($2.90) of a Share on the American Stock Exchange on December 31, 2003.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES
                      -------------------------------------
                                                               VALUE OF
                                  NUMBER OF                   UNEXERCISED
                            UNEXERCISED SECURITIES            IN-THE-MONEY
                            UNDERLYING OPTIONS AT             OPTIONS AT
                               FISCAL YEAR-END:             FISCAL YEAR-END
     NAME OF OFFICER      EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
     ---------------      -------------------------    -------------------------

 Dr. Nicholas D. Trbovich          170,600/0                    $42,750/0
 Raymond C. Zielinski           21,300/9,000                     0/$7,695
 Nicholas D. Trbovich, Jr.          87,800/0                    $23,085/0
 Lee D. Burns                   21,300/9,000                     0/$7,695

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

                                                                                              NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES                                      REMAINING AVAILABLE FOR
                                     TO BE ISSUED UPON             WEIGHTED-AVERAGE           FUTURE ISSUANCE UNDER
                                  EXERCISE OF OUTSTANDING          EXERCISE PRICE OF           EQUITY COMPENSATION
                                     OPTIONS, WARRANTS           OUTSTANDING OPTIONS,      PLANS (EXCLUDING SECURITIES
                                        AND RIGHTS                WARRANTS AND RIGHTS       REFLECTED IN COLUMN (A))
         PLAN CATEGORY                      (A)                           (B)                          (C)
         -------------                      ---                           ---                          ---
Equity compensation
  plans approved by
  security holders                         270,000                       $3.126                       80,000
Equity compensation
  plans not approved
  by security holders                      194,200                       $6.057                       76,600
                                           -------                                                    ------

Total                                      464,200                       $4.352                      156,600
                                           =======                                                   =======


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors nor more than nine and that the number of directors to be elected at the Annual Meeting of Shareholders shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the meeting at four. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified.

     Each nominee is currently serving as a director of the Company and was elected at the Company's 2003 Annual Meeting of Shareholders.

     The directors believe that all of the nominees are willing and able to serve as directors of the Company. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy. Each nominee, to be elected as a director, must receive the affirmative vote of a plurality of the votes cast at the meeting.

     The following table sets forth certain information regarding the nominees for election to the Company's Board of Directors.

                                                        POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
             NAME                     AGE                   AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
             ----                     ---            --------------------------------------------------------
Dr. William H. Duerig                 82             Director of the Company since 1990; Physicist and Senior
                                                     Program Manager for Kearfott Guidance & Navigation
                                                     Corporation for more than five years prior to retirement
                                                     in 1993.

Donald W. Hedges                      82             Director of the Company since 1967; self-employed
                                                     attorney since 1988.

Nicholas D. Trbovich, Jr.             44             Director of the Company since 1990; Vice President of
                                                     the Company since 1990;
                                                     Director of Corporate
                                                     Development of the Company
                                                     from 1987 to 1990; Director
                                                     of e.Autoclaims.

Dr. Nicholas D. Trbovich              69             Chairman of the Board of Directors, President and Chief
                                                     Executive Officer of the Company since 1959.

     The directors recommend a vote FOR the four nominees listed above. Unless instructed otherwise, proxies will be voted FOR these nominees.

                         ADDITIONAL COMPANY INFORMATION

COMMITTEES AND MEETING DATA

     The Board of Directors has an Audit Committee comprised of Dr. Duerig and Mr. Hedges. The Audit Committee meets with the Company's independent auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The

Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices, policies and financial accounting and operation controls and safeguards.

     The Board has designated Dr. William H. Duerig as the Company's "Audit Committee financial expert" in accordance with the SEC rules and regulations. The Board has determined that Dr. Duerig is independent pursuant to Section 121A of the listing Standards of the American Stock Exchange ("AMEX").

     The Company has a formal Audit Committee which performs all the required functions. The Company's full Board of Directors performs the functions of all other committees and in lieu thereof as permitted by the Company's Bylaws and the current AMEX listing standards. The Company is on a planned schedule to timely comply with all the new appropriate AMEX requirements on or before the July 31, 2005 effective date applicable to small business issuers. Currently, the full Board of Directors participates in the consideration of all director nominees. See "Director Nominating Process" on page 11. Additionally, the Board's practice is to require all compensation provisions relative to the Chief Executive Officer to be approved by a majority of independent directors as well as a majority of the Board of Directors. During the fiscal year ended December 31, 2003, the Audit Committee met 5 times and the Board of Directors met 9 times. No director attended less than 100% of the meetings held.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with standards of business conduct. The Charter for the Audit Committee is set out in full in Appendix A of this Proxy Statement. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company's financial reporting process. PricewaterhouseCoopers LLP, acting as independent auditors, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2003 with the Company's management.

         2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES.

         3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and has discussed with PricewaterhouseCoopers LLP the matter of that firm's independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange.

                                                 AUDIT COMMITTEE
                                                 ---------------
                                                 Donald W. Hedges, Chairman
                                                 Dr. William H. Duerig

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of reports filed pursuant to Section 16(a) of the Securities Exchange Act or representations from directors and executive officers required to file such reports, the Company believes that all such filings required of its officers and directors were timely made.

EMPLOYMENT AGREEMENT

     Dr. Trbovich has an employment agreement with the Company pursuant to which he is entitled to receive minimum direct compensation of $363,995 per annum, or such greater amount as the Company's Board of Directors may determine, and lifetime health and life insurance benefits. In the event of Dr. Trbovich's death or total disability during the term of the employment agreement, he or his estate is entitled to receive 50% of the compensation he is receiving from the Company at the time of his death or disability during the remainder of the term of the employment agreement. Also, in the event of (i) a breach of the agreement by the Company, (ii) a change in control of the Company, as defined, or (iii) a change in the responsibilities, positions or geographic office location of Dr. Trbovich, he is entitled to terminate the agreement and receive a payment of
2.99 times his average annual compensation from the Company for the preceding five years. If this provision is invoked by Dr. Trbovich and the Company makes the required payment, the Company will be relieved of any further liability under the agreement notwithstanding the number of years covered by the agreement prior to termination. In the event the agreement is not extended by the Company beyond the scheduled expiration date (September 30, 2008), as such date may be extended, Dr. Trbovich will be entitled to a severance payment equal to nine months' salary and benefits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2003, Dr. Trbovich's son, Nicholas D. Trbovich, Jr., served as an officer and director of the Company and received the compensation disclosed in the Executive Compensation Table. See also, the discussion under "Employment Agreement" above. Michael D. Trbovich, also a son of Dr. Nicholas D. Trbovich, received remuneration of $74,852 which includes fringe benefits for health insurance, life insurance and an amount paid for untaken vacation. He did not receive a benefit (i.e.: a no-cost allocation of Company shares) from the Company's ESOP.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP, which has served as the Company's independent public accountants since 1976, has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

     Relating   to  the  fiscal   year  ended   December   31,  2003  and  2002,
PricewaterhouseCoopers LLP provided various audit and non-audit services to the Company as follows:

                                           2003              2002
                                           ----              ----

              Audit Fees (1)            $   83,750       $   79,250
              Audit-Related Fees                 0            6,000
              Tax Fees (2)                  30,300           31,300
              All Other Fees                     0                0
                                        ----------       ----------

              Total                       $114,050         $116,550
                                        ==========       ==========
---------------

(1) Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2) Tax fees principally included fees for tax preparation and tax consulting services.


     The  Audit  Committee   pre-approves  all  audit  and  legally  permissible
non-audit services provided by the independent accountants. The Audit Committee pre-approved all services performed by PricewaterhouseCoopers LLP during 2003.

     The Audit Committee of the Board of Directors has considered whether provision of the services described above is compatible with maintaining our accountant's independence and has determined that such services have not adversely affected PricewaterhouseCoopers LLP's independence.

                               VOTING INFORMATION

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock is necessary to constitute a quorum. The form of proxy submitted by the Company's management confers on the named proxies the authority to vote in their discretion on any other matter submitted for a vote at a meeting as to which the Company did not have notice on or before May 2, 2004, which date is 45 days before the date (June 18) on which the Company mailed its proxy materials for last year's annual meeting. At May 2, 2004, the Company had not received notice of any intention to submit any other matter; and, therefore, the proxies have discretion to vote on any other matter that comes before the meeting.

     Shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the meeting for the purposes of determining a quorum. Proxies relating to "street name" shares of Common Stock that are voted by brokers will be counted as shares of Common Stock (1) present for purposes of determining the presence of a quorum and (2) as having voted in accordance with the directions and statements on the form of proxy.

                           DIRECTOR NOMINATING PROCESS

     Currently, the Company's Board of Directors is responsible for director nominations as permitted by the current AMEX listing standards. The Company is on a planned schedule to be in timely compliance with the appropriate new AMEX listing standards regarding director nominations which are scheduled to be effective on July 31, 2005. The Board has determined that Dr. Duerig and Mr. Hedges are independent under the AMEX listing standards.

     The Board has not adopted specific minimum criteria for director nominees. Nominees are identified by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in services are considered for re-nomination. If any member of the Board does not wish to continue in service, the Board first considers the appropriateness of the size of the Board and then consider factors that it deems are in the best interests of the Company and its shareholders in identifying and evaluating a new nominee.

     The Board will consider director nominees from any reasonable source, including nominees suggested by incumbent Board members and management as well as shareholder recommendations tendered in accordance with the advance notice provisions discussed below under "Shareholder Proposals." The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders who wish to contact the Board of Directors or any of its members may do so by addressing their written correspondence to Board of Directors, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. Correspondence directed to an individual Board member will be referred if appropriate to that member. Correspondence not directed to a particular Board member will be referred, if appropriate, to the Chairman of the Audit Committee.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals must be received at the Company's offices no later than February 17, 2005, in order to be considered for inclusion as a stockholder proposal in the Company's proxy materials for the 2005 Annual Meeting.

                                  OTHER MATTERS

     So far as the directors are aware, no matters other than the election of directors will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

                                      By Order of the Directors

                                      DR. NICHOLAS D. TRBOVICH
                                      CHAIRMAN OF THE BOARD,
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

Elma, New York

APPENDIX A
                               SERVOTRONICS, INC.
                                 (THE "COMPANY")
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

     A committee of the Board of Directors is designated as the Audit Committee. The Audit Committee shall be composed of two or more directors, as determined from time to time by the Board of Directors. The members of the Audit Committee are referred to below as "Members", each of which is a "Member". A majority of the Members shall be independent of the management of the Company and shall have no relationship to the Company that, in the judgment of the Board of Directors, may interfere with the exercise of those Members' independence from management and the Company. In determining whether any Member is independent, the Board of Directors will be guided by the definition of "independent" contained in Section 121 of the American Stock Exchange Listing Standards, Policies and Requirements ("Amex Company Guide"), including the specific restrictions applicable to each Member with respect to certain relationships between a Member and the Company as set forth in the Amex Company Guide.

     Each Member shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. The Board of Directors shall designate one Member as Chairman of the Audit Committee.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, the Audit Committee is responsible to maintain free and open means of communication among the Members, the independent auditors, and the financial management of the Company.

RESPONSIBILITIES

     To fulfill its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to achieve and maintain a standard that the corporate accounting and reporting practices of the Company are not only in accordance with generally accepted accounting principles, but also are of the highest quality.

In carrying out these responsibilities the Audit Committee will:

     o Review and recommend to the Board of Directors the independent auditors to be engaged to audit the financial statements of the Company. The independent auditors are ultimately accountable to the Board of Directors and Audit Committee; and the Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion of the audit conduct a review as set forth below.

     o Review with the independent auditors and Company financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     o   Review with  management  and the  independent  auditors  the  financial statements proposed to be contained in the annual report to shareholders and the Company's Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission ("Form 10-KSB") to determine that the independent auditors are satisfied with the quality of the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed; and the independent auditors shall disclose and present for discussion the matters required by the Statement on Auditing Standards No. 61 (as amended from time to time).

     o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without Company management and employee personnel present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Review and discuss with the independent auditors, upon their request, matters appropriate to determination of their independence, including the disclosures made by the auditors pursuant to Independence Standards Board Standard No. 1.

     o Establish a procedure whereby the Audit Committee or a Member on behalf of the Audit Committee may review quarterly financial statements or other financial presentations of the Company and have an opportunity, upon request, to discuss them with Company financial management personnel and the independent auditors before public release or public filing of the financial statements or presentations.

     o Review accounting and financial human resources and succession planning within the Company.

     o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors. Recommend to the Board of Directors whether the audited annual financial statements of the Company, after review by the Audit Committee as described above, should be included in the Form 10-KSB.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

SERVOTRONICS, INC.                                       PROXY
1110 Maple Street                               THIS PROXY IS SOLICITED ON
P.O. Box 300                                 BEHALF OF THE BOARD OF DIRECTORS
Elma, New York 14059
--------------------

     The undersigned hereby appoints Dr. Nicholas D. Trbovich and Lee D. Burns, and either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Servotronics, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 p.m., Buffalo time, July 2, 2004, at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

1.   Election of Directors

     [ ]  FOR all nominees listed below     [ ]  WITHHOLD AUTHORITY to vote for
         (except as otherwise marked             all nominees listed below
           to the contrary below)

     INSTRUCTION. TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

              Dr. William H. Duerig, Donald W. Hedges, Nicholas D.
                  Trbovich, Jr. and Dr. Nicholas D. Trbovich.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------


                           (CONTINUED FROM OTHER SIDE)



     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THOSE NOMINEES.

     Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                 Dated                                   , 2004
                                       ----------------------------------

                                       ----------------------------------
                                                  Signature

                                       ----------------------------------
                                                  Signature

                                       Joint owners should each sign.
                                       Executors, administrators, trustees,
                                       guardians and corporate officers
                                       should indicate their title.